UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BRILLIANT ACQUISITION CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

BRILLIANT ACQUISITION CORPORATION
99 Dan Ba Road, C-9, Putuo District,

Shanghai, Peoples Republic of China

June [__], 2022

Dear Shareholder:

On behalf of the Board of Directors of Brilliant Acquisition Corporation (the “Company,” “Brilliant” or “we”), I invite you to attend our Special Meeting of Shareholders (the “Special Meeting”).  We hope you can join us.  The Special Meeting will be held at [__] a.m. Eastern Time on [__], 2022. Due to the COVID-19 pandemic, Brilliant will be holding the Special Meeting via teleconference using the following dial-in information:

US Toll Free	1-877-211-3621
International Toll	1-719-325-2765
Participant Passcode	655 355 1080

The Notice of Special Meeting of Shareholders, the Proxy Statement and the proxy card accompany this letter are also available from our proxy solicitor at:

ADVANTAGE PROXY

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

We are first mailing these materials to our shareholders on or about [__], 2022.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 – The Extension Amendment Proposal: A proposal to amend (the “Extension Amendment”) Brilliant’s currently adopted amended and restated articles of association (the “Current Articles”), to extend the date by which Brilliant has to consummate a business combination (the “Extension”) from July 23, 2022 to October 23, 2022 (the “Extended Termination Date”) by deleting article 18.6 of the Current Articles in its entirety, and replacing it with new article 18.6, as set forth in Annex A:

“18.6 “If the Company does not complete its initial Business Combination on or before October 23, 2022 (the “Deadline”), the Company shall, as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding Public Shares for a pro rata portion of the funds held in the Trust Fund, including a pro rata portion of any interest earned, but excluding all expenses paid and reserves for expenses and taxes payable.”

(ii) Proposal 2 – The Amended Articles Proposal: subject to the approval of Proposal 1, a proposal to adopt an amended and restated articles of association of Brilliant (the “Amended Articles”) reflecting the amendments to the Current Articles set out in Proposal 1 above; and

(iii) Proposal 3 – The Adjournment Proposal: A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposals.

Nisun Investment Holding Limited (the “Sponsor”) has agreed that if the Extension Amendment is approved, it or its affiliates will contribute to the Company as a loan (a “Contribution”) $0.12 for each ordinary share of the Company (“Ordinary Share”) issued in our IPO (the “public shares”) that remains outstanding and is not redeemed in connection with the shareholder vote to approve the extension of the deadline to complete an initial business combination to October 23, 2022. Accordingly, if the Company extends, the Sponsor would make a Contribution of approximately $475,950 (assuming no public shares are redeemed). The Contribution will be deposited in the Trust Account on or about the day of the approval of the Extension Amendment. Accordingly, if the Extension Amendment is approved, the Extension is completed and the Company takes the full time through the Extended Termination Date to complete an initial business combination, the redemption price per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.58 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.46 per share. Sponsor will not make a Contribution unless the Extension Amendment is approved and the Extension is completed. The Contribution will not bear any interest and will be repayable by the Company to Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

Each of the Extension Amendment Proposal, the Amended Articles Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow Brilliant more time to complete its proposed business combination. Brilliant’s Current Articles provide that Brilliant has only until July 23, 2022 to complete a business combination.

On February 22, 2022, Brilliant entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among Brilliant and Nukkleus Inc., a Delaware corporation (“Nukkleus”), pursuant to which a Merger Sub, and wholly-owned subsidiary of Nukkleus (“Merger Sub”) will merge with and into Brilliant with Brilliant surviving the merger as a wholly-owned subsidiary of Nukkleus (the “Business Combination”). Following the Business Combination, Brilliant’s Units, Ordinary Shares, Rights, and Warrants will be delisted from Nasdaq, deregistered under the Exchange Act and will cease to be publicly traded.

The Merger Agreement contemplates that, prior to the effective time of the Merger, the Nukkleus board of directors will submit for approval by the Nukkleus shareholders an amendment to Nukkleus’s certificate of incorporation to authorize the board of directors to effect a reverse stock split of all outstanding shares of Nukkleus at a reverse stock split ratio such that 14.0 million shares of Nukkleus common stock will be outstanding immediately prior to the effective time (currently anticipated to be 1:26.227) or such other ratio as may be agreed between Nukkleus and Brilliant (the “Company Reverse Stock Split”).

Upon the terms and subject to the conditions set forth in the Merger Agreement, upon consummation of the Business Combination, the shares of Nukkleus issued and outstanding as of immediately prior to the Business Combination are being valued based on a pre-Merger consolidated equity value of the Nukkleus of $140,000,000.

In accordance with the terms and subject to the conditions of the Merger Agreement,

●	each Ordinary Share of Brilliant issued and outstanding immediately prior to the time the Merger becomes effective (the “Effective Time”) (other than Dissenting Shares (as defined in the Merger Agreement) and shares owned by Brilliant or any of its controlled entities, which will be cancelled for no consideration) will be converted into the right to receive the Applicable Per Share Merger Consideration as further detailed below;

●	each ordinary share of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock, par value $0.0001 per share, of the surviving corporation of the Merger; and

●	each Dissenting Share of Brilliant will be entitled to rely on such rights as are granted by the British Virgin Islands Business Companies Act, subject to certain conditions set forth in the Merger Agreement and in accordance with applicable law.

The “Applicable Per Share Merger Consideration” will be calculated as follows:

Treatment of Units. Immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof, units of Brilliant (“Unit”) consisting of one Ordinary Share, one right (“Right”) entitling the holder thereof to receive one-tenth (1/10) of one Ordinary Share upon the consummation of an initial business combination, and one warrant (“Warrant”), entitling the holder thereof to purchase one Ordinary Share at a price of $11.50 per Ordinary Share, will automatically separate into one Ordinary Share, one Right and one Warrant.

Treatment of Ordinary Shares. At the Effective Time and following the Company Reverse Stock Split, by virtue of the Merger and without any action on the part of any holder thereof, each Ordinary Share that is issued and outstanding immediately prior to the Effective Time, will thereupon be converted into the right to receive, and the holder of such Ordinary Share will be entitled to receive, (a) with respect to each Ordinary Share held by any initial shareholder of Brilliant, 1.0 share of common stock of the post-Business Combination Company; and (b) with respect to each other Ordinary Share, the sum of (x) 1.0 share of common stock of the post-Business Combination Company, and (y) such number of shares equal to the Pro Rata Share represented by such Ordinary Share of the Backstop Pool (the “SPAC Public Share Exchange Ratio”), in each case, subject to rounding.

The “Backstop Pool” will equal a number of shares equal to the lower of (1) 506,000, and (2) 20% of the aggregate number of Ordinary Shares and Rights issued and outstanding immediately prior to the Effective Time.

The “Pro Rata Share,” with respect to any Ordinary Shares or Rights, shall equal such number of Ordinary Shares and/or Rights divided by the aggregate number of Ordinary Shares and Rights issued and outstanding immediately prior to the Effective Time.

Treatment of Rights. At the Effective Time and following the Company Reverse Stock Split, by virtue of the Merger and without any action on the part of any holder thereof, each Right, that is issued and outstanding immediately prior to the Effective Time, will thereupon be converted into the right to receive, and the holder of such Right shall be entitled to receive, (a) with respect to each Right held by any initial shareholder of Brilliant, 0.1 share; and (b) with respect to each other Right, the sum of (x) 0.1 share, and (y) such number of shares equal to the Pro Rata Share represented by such Right of the Backstop Pool, in each case, subject to rounding.

Treatment of Warrants. At the Effective Time and following the Company Reverse Stock Split, by virtue of the Merger and without any action on the part of any holder thereof, each Warrant that is issued and outstanding immediately prior to the Effective Time, will convert into and become a) with respect to each Warrant held by any initial shareholder of Brilliant, 1.0 warrant exercisable to receive one PubCo Share; and (b) with respect to each other Warrant, a number of warrants equal to the SPAC Public Share Exchange Ratio, exercisable to receive one PubCo Share per warrant, subject to rounding, and PubCo will assume each Warrant in accordance with its terms. All other rights with respect to Ordinary Shares under Warrants assumed by PubCo will thereupon be converted into rights with respect to shares. Accordingly, from and after the Effective Time: (A) each Warrant assumed by PubCo may be exercised solely for shares; (B) the number of shares subject to such number of Warrants set forth in the previous sentence assumed by PubCo is one PubCo Share; (C) the per share exercise price for shares issuable upon exercise of such number of Warrants set forth in the previous sentence assumed by PubCo will be an amount equal to the quotient of (i) $11.50, divided by (ii) the SPAC Public Share Exchange Ratio; and (D) any restriction on any Warrant assumed by PubCo will continue in full force and effect and the terms and other provisions of such Warrant will otherwise remain unchanged.

Brilliant and Nukkleus are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before July 23, 2022 to hold a special meeting to obtain shareholder approval of, and to consummate, the business combination. Accordingly, Brilliant’s board has determined that, given Brilliant’s expenditure of time, effort and money on identifying Nukkleus as a target business and completing its initial business combination, it is in the best interests of its shareholders to approve the Extension Amendment in order to amend the Current Articles and, assuming that the Extension Amendment is so approved and the Current Articles are amended, Brilliant will have to consummate an initial business combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the proposed business combination when it is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the Extended Termination Date.

If Brilliant’s board of directors determines that Brilliant will not be able to consummate an initial business combination by the Extended Termination Date, Brilliant would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public shareholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Brilliant to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. If the Extension Amendment is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the shareholders, subject to any limitations set forth in our Current Articles, as amended by the Extension Amendment. However, Brilliant will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause Brilliant to have net tangible assets of less than $5,000,001. Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $[__] of marketable securities as of [__], 2022. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if Brilliant has not completed a business combination by the Extended Termination Date. Our Sponsor, our officers and directors and our other initial shareholders, own an aggregate of [1,150,000] of our Ordinary Shares, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (”IPO”) and our Sponsor owns 261,000 units, which we refer to as the “Private Placement Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [__], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [__], 2022, there was approximately $[__] in the Trust Account. If the Extension Amendment is approved and the Extension is completed, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $10.58 per share, in comparison to the current redemption price of approximately $10.46 per share. The closing price of the Company’s Ordinary Shares on [__], 2022 was $[__]. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by July 23, 2022, as contemplated by our IPO prospectus and in accordance with the Company’s Current Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable and less interest to pay dissolution expenses up to $50,000), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and Brilliant’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of Brilliant, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of the Company’s winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial shareholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least sixty-five percent (65%) of the votes cast by shareholders present in person by virtual attendance or represented by proxy will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effectNotwithstanding shareholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Our board has fixed the close of business on [__], 2022 as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Ordinary Shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Peng Jiang
Dr. Peng Jiang,
Chief Executive Officer, Chief Financial Officer and Secretary

[__], 2022

BRILLIANT ACQUISITION CORPORATION

99 Dan Ba Road, C-9, Putuo District

Shanghai, Peoples Republic of China

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [__], 2022

[__], 2022

To the Shareholders of Brilliant Acquisition Corporation:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Brilliant Acquisition Corporation (“Brilliant”), a British Virgin Islands business company limited by shares, will be held on [__], 2022, at [__] a.m. Eastern Time. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting via teleconference using the following dial-in information:

US Toll Free	1-877-211-3621
International Toll	1-719-325-2765
Participant Passcode	655 355 1080

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

Proposal 1 – The Extension Amendment Proposal: a proposal to amend (the “Extension Amendment”) Brilliant’s Amended and Restated Articles of Association (the “Current Articles”), to extend the date by which Brilliant has to consummate a business combination (the “Extension”) from July 23, 2022 to October 23, 2022 (the “Extended Termination Date”) by deleting article 18.6 of the Current Articles in its entirety, and replacing it with the following new article 18.6, as set forth in Annex A:

“18.6 “If the Company does not complete its initial Business Combination on or before October 23, 2022 (the “Deadline”), the Company shall, as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding Public Shares for a pro rata portion of the funds held in the Trust Fund, including a pro rata portion of any interest earned, but excluding all expenses paid and reserves for expenses and taxes payable.”

Proposal 2 – The Amended Articles Proposal - subject to the approval of Proposal 1, a proposal to adopt an amended and restated articles of association (the “Amended Articles”) reflecting the amendments to the Current Articles set out in Proposal 1 above.

Proposal 3 – The Adjournment Proposal - a proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on [__], 2022 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

/s/ Peng Jiang
Chief Executive Officer, Chief Financial Officer and Secretary

[__], 2022

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [__], 2022. THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE FROM OUR PROXY SOLICITOR AT:

ADVANTAGE PROXY

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

BRILLIANT ACQUISITION CORPORATION
99 Dan Ba Road, C-9, Putuo District

Shanghai, Peoples Republic of China

PRELIMINARY PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [__], 2022

FIRST MAILED ON OR ABOUT [__], 2022

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Brilliant Acquisition Corporation (“the Company,” “Brilliant” or “we”), a British Virgin Islands business company limited by shares, in connection with the Special Meeting of Shareholders (the “Special Meeting”) to be held on March 18, 2022 at 10:00 a.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting. Due to the COVID-19 pandemic, Brilliant will be holding the Special Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

US Toll Free	1-877-211-3621
International Toll	1-719-325-2765
Participant Passcode	655 355 1080

The principal executive office of the Company is 99 Dan Ba Road, C-9, Putuo District, Shanghai, Peoples Republic of China, and its telephone number, including area code, is (86) 021-80125497.

Forward Looking Statements

This Proxy Statement (this “Proxy Statement”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Proxy Statement regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the business combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the business combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Brilliant’s and Nukkleus’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Nukkleus and/or Brilliant securities; (ii) the risk that the proposed business combination may not be completed by Brilliant’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Brilliant; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Nukkleus and/or Brilliant, the satisfaction of the minimum trust account amount following redemptions by Brilliant’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on Nukkleus’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Nukkleus and potential difficulties in Nukkleus employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against Nukkleus or Brilliant related to the agreement and plan of merger or the proposed business combination; (vii) the ability to maintain the listing of Brilliant’s securities on the Nasdaq Stock Market; (viii) the price of Nukkleus’s and/or Brilliant’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Nukkleus and Brilliant plan to operate, variations in performance across competitors, changes in laws and regulations affecting Nukkleus’s business and changes in the combined capital structure; (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities and (x) and other risks and uncertainties described herein, as well as those risks and uncertainties indicated from time to time in the final prospectus of Brilliant for its initial public offering dated June 23, 2020 filed with the SEC and the proxy statement on Schedule 14A relating to the proposed business combination, including those under “Risk Factors” therein, and in Brilliant’s other filings with the SEC. Brilliant cautions that the foregoing list of factors is not exclusive. Brilliant and Nukkleus caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Brilliant and Nukkleus do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.

Proposal 1 – The Extension Amendment Proposal: A proposal to amend (the “Extension Amendment”) Brilliant’s Amended and Restated Articles of Association (the “Current Articles”), to extend the date by which Brilliant has to consummate a business combination (the “Extension”) from July 23, 2022 to October 23, 2022 (the “Extended Termination Date”) by deleting article 18.6 of the Current Articles in its entirety, and replacing it with the following new article 18.6, as set forth in Annex A:

“18.6 “If the Company does not complete its initial Business Combination on or before October 23, 2022 (the “Deadline”), the Company shall, as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding Public Shares for a pro rata portion of the funds held in the Trust Fund, including a pro rata portion of any interest earned, but excluding all expenses paid and reserves for expenses and taxes payable.”

2.	Proposal 2 – The Amended Articles Proposal: subject to the approval of Proposal 1, a proposal to adopt an amended and restated articles of association (the “Amended Articles”) reflecting the amendments to the Current Articles set out in Proposal 1 above; and

3.	Proposal 3 – The Adjourment Proposal: A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

4.	To act on such other matters as may properly come before the Special Meeting or any adjournment thereof.

Nisun Investment Holding Limited (the “Sponsor”) has agreed that if the Extension Amendment is approved, it or its affiliates will contribute to the Company as a loan (a “Contribution”) $0.12 for each Ordinary Share issued in our IPO (the “public shares”) that is outstanding and not redeemed in connection with the shareholder vote to approve the extension of the deadline to complete an initial business combination to October 23, 2022. Accordingly, if the Company extends the Sponsor would make aggregate Contributions of approximately $475,950 (assuming no public shares are redeemed). The Contribution will be deposited in the Trust Account on or about the day of the approval of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Extension is completed and the Company takes the full time through the Extended Termination Date to complete an initial business combination, the redemption price per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.58 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.46 per share. Sponsor will not make a Contribution unless the Extension Amendment is approved and the Extension is completed. The Contribution will not bear any interest and will be repayable by the Company to Sponsor upon consummation of an initial business combination. The loan will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date and does not wish to seek the additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

The purpose of the Extension Amendment is to allow Brilliant more time to complete its proposed business combination. Brilliant’s Current Articles provide that Brilliant has only until July 23, 2022 to complete a business combination.

Merger Agreement

On February 22, 2022, Brilliant entered into an agreement and plan of merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among Brilliant and Nukkleus, Inc., a Delaware corporation (“Nukkleus”), pursuant to which a merger sub and wholly-owned subsidiary of Nukkleus (“Merger Sub”) will merge with and into Brilliant with Brilliant surviving the merger as a wholly-owned subsidiary of Nukkleus (the “Business Combination”). Following the Business Combination, Brilliant’s Units, Ordinary Shares, Rights, and Warrants will be delisted from Nasdaq, deregistered under the Exchange Act and will cease to be publicly traded.

The Merger Agreement contemplates that, prior to the effective time of the Merger, the Nukkleus board of directors will submit for approval by the Nukkleus shareholders an amendment to Nukkleus’s certificate of incorporation to authorize the board of directors to effect a reverse stock split of all outstanding shares of Nukkleus at a reverse stock split ratio such that 14.0 million shares of Nukkleus common stock will be outstanding immediately prior to the effective time (currently anticipated to be 1:26.227) or such other ratio as may be agreed between Nukkleus and Brilliant (the “Company Reverse Stock Split”).

Upon the terms and subject to the conditions set forth in the Merger Agreement, upon consummation of the Business Combination, the shares of Nukkleus issued and outstanding as of immediately prior to the Business Combination are being valued based on a pre-Merger consolidated equity value of the Nukkleus of $140,000,000.

In accordance with the terms and subject to the conditions of the Merger Agreement,

●	each Ordinary Share of Brilliant issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares (as defined in the Merger Agreement) and shares owned by Brilliant or any of its controlled entities, which will be cancelled for no consideration) will be converted into the right to receive the Applicable Per Share Merger Consideration as further detailed below;

●	each share of ordinary share of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock, par value $0.0001 per share, of the surviving corporation of the Merger; and

●	each Dissenting Share of Brilliant will be entitled to rely on such rights as are granted by the British Virgin Islands Business Companies Act, subject to certain conditions set forth in the Merger Agreement and in accordance with applicable law.

The “Applicable Per Share Merger Consideration” will be calculated as follows:

Treatment of Units. Immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof, Units consisting of one Ordinary Share, one Right entitling the holder thereof to receive one-tenth (1/10) of one Ordinary Share upon the consummation of an initial business combination, and one Warrant, entitling the holder thereof to purchase one Ordinary Share at a price of $11.50 per Ordinary Share, will automatically separate into one Ordinary Share, one Right and one Warrant.

Treatment of Ordinary Shares. At the Effective Time and following the Company Reverse Stock Split, by virtue of the Merger and without any action on the part of any holder thereof, each Ordinary Share that is issued and outstanding immediately prior to the Effective Time, will thereupon be converted into the right to receive, and the holder of such Ordinary Share will be entitled to receive, a) with respect to each Ordinary Share held by any initial shareholder of Brilliant, 1.0 share of common stock of the post-Business Combination Company; and (b) with respect to each other Ordinary Share, the sum of (x) 1.0 share of common stock of the post-Business Combination Company, and (y) such number of shares equal to the Pro Rata Share represented by such Ordinary Share of the Backstop Pool (the “SPAC Public Share Exchange Ratio”), in each case, subject to rounding.

The “Backstop Pool” will equal a number of shares equal to the lower of (1) 506,000, and (2) 20% of the aggregate number of Ordinary Shares and Rights issued and outstanding immediately prior to the Effective Time.

The “Pro Rata Share,” with respect to any Ordinary Shares or Rights, shall equal such number of Ordinary Shares and/or Rights divided by the aggregate number of Ordinary Shares and Rights issued and outstanding immediately prior to the Effective Time.

Treatment of Rights. At the Effective Time and following the Company Reverse Stock Split, by virtue of the Merger and without any action on the part of any holder thereof, each Right, that is issued and outstanding immediately prior to the Effective Time, will thereupon be converted into the right to receive, and the holder of such Right shall be entitled to receive, (a) with respect to each Right held by any initial shareholder of Brilliant, 0.1 share; and (b) with respect to each other Right, the sum of (x) 0.1 share, and (y) such number of shares equal to the Pro Rata Share represented by such Right of the Backstop Pool, in each case, subject to rounding.

Treatment of Warrants. At the Effective Time and following the Company Reverse Stock Split, by virtue of the Merger and without any action on the part of any holder thereof, each Warrant that is issued and outstanding immediately prior to the Effective Time, will convert into and become a) with respect to each Warrant held by any initial shareholder of Brilliant, 1.0 warrant exercisable to receive one PubCo Share; and (b) with respect to each other Warrant, a number of warrants equal to the SPAC Public Share Exchange Ratio, exercisable to receive one PubCo Share per warrant, subject to rounding, and PubCo will assume each Warrant in accordance with its terms. All other rights with respect to Ordinary Shares under Warrants assumed by PubCo will thereupon be converted into rights with respect to shares. Accordingly, from and after the Effective Time: (A) each Warrant assumed by PubCo may be exercised solely for shares; (B) the number of shares subject to such number of Warrants set forth in the previous sentence assumed by PubCo is one PubCo Share; (C) the per share exercise price for shares issuable upon exercise of such number of Warrants set forth in the previous sentence assumed by PubCo will be an amount equal to the quotient of (i) $11.50, divided by (ii) the SPAC Public Share Exchange Ratio; and (D) any restriction on any Warrant assumed by PubCo will continue in full force and effect and the terms and other provisions of such Warrant will otherwise remain unchanged.

Brilliant and Nukkleus are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before July 23, 2022 to hold a special meeting to obtain shareholder approval of, and to consummate, the business combination. Accordingly, Brilliant’s Board has determined that, given Brilliant’s expenditure of time, effort and money on identifying Nukkleus as a target business and completing the Merger Agreement, it is in the best interests of its shareholders to approve the Extension Amendment in order to amend the Current Articles and, assuming that the Extension Amendment is so approved and the Current Articles are amended, Brilliant will have to consummate an initial business combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the proposed business combination when it is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the Extended Termination Date.

If Brilliant’s board of directors determines that Brilliant will not be able to consummate an initial business combination by the Extended Termination Date, Brilliant would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public shareholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Brilliant to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. If the Extension Amendment and the Adjournment are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the shareholders, subject to any limitations set forth in our Current Articles, as amended by the Extension Amendment. However, Brilliant will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause Brilliant to have net tangible assets of less than $5,000,001. Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $[__] of marketable securities as of [__], 2022. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if Brilliant has not completed a business combination by the Extended Termination Date. Our Sponsor, our officers and directors and our other initial shareholders, own an aggregate of [1,150,000] of our Ordinary Shares, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and our Sponsor owns 261,000 units, which we refer to as the “Private Placement Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [__], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [__], 2022, there was approximately $[__] in the Trust Account. If the Extension Amendment is approved and the Extension is completed, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $10.58 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.46 per share. The closing price of the Company’s Ordinary Shares on [__], 2022 was $[__]. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment is not approved and we do not consummate a business combination by July 23, 2022, as contemplated by our IPO prospectus and in accordance with our Current Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable and less interest to pay dissolution expenses up to $50,000), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and Brilliant’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of Brilliant, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of the Company’s winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial shareholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least sixty-five percent (65%) of the votes cast by shareholders present in person by virtual attendance or represented by proxy will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Our board has fixed the close of business on [__], 2022 as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Ordinary Shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on [__], 2022 (the “Record Date”) and only shareholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of the Company’s Ordinary Shares represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our shareholders on or about [__], 2022.

Dissenters’ Right of Appraisal

Holders of our Ordinary Shares do not have appraisal rights under BVI law and under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Ordinary Shares entitled to vote at the Special Meeting is [__]. Each Ordinary Share is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of [__] shares, or not less than 30% of the votes of the Ordinary Shares entitled to vote on the resolutions to be considered at the Special Meeting, will constitute a quorum. There is no cumulative voting under BVI law and under the governing documents of the Company. Abstentions by virtual attendance and by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not.

Broker Non-Votes

Holders of our Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares.  If a shareholder does not give instructions to his or her bank or brokerage firm, the bank or brokerage firm will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 – The Extension Amendment Proposal is a matter that we believe will be considered “non-routine.”

Proposal 2 – The Amended Articles Proposal is a matter that we believe will be considered “non-routine.”

Proposal 3 – The Adjournment Proposal is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed

Extension Amendment Proposal	65% of votes cast	No
Amended Articles Proposal	Majority of votes cast	No
Adjournment Proposal	Majority of votes cast	Yes

Abstentions will have no effect on the vote for each of the proposals.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	If an initial business combination is not completed by July 23, 2022, Brilliant will be required to dissolve and liquidate. In such event, the 1,150,000 founder shares currently held by Brilliant’s Initial Shareholders, which were acquired prior to Brilliant’s IPO will be worthless because such holders have agreed to waive their rights to any liquidation distributions. This waiver was made at the time that the founder shares were purchased for no additional consideration. The founder shares were purchased for an aggregate purchase price of $25,000, or less than $0.01 per share. Accordingly, holders of Initial Stockholders will receive a positive rate of return so long as the market price of the Ordinary Shares is at least $0.01 per share, even if public stockholders experience a negative rate of return in the Combined Company. The founder shares had an aggregate market value of approximately $[•] based on the closing price of Ordinary Shares on the Nasdaq Stock Market as of [•], 2022;

●	Of the 1,150,000 founder shares, the Sponsor holds 986,001 founder shares and Brilliant’s directors hold an aggregate of 20,000 founder shares. Based on the closing prices on Nasdaq as of [__], 2022, the market value of the Sponsor’s Ordinary Shares was $[__] and the market value of the directors’ Ordinary Shares was $[__]. As noted above, the Sponsor and the directors, along with the other initial shareholders of Brilliant, have agreed to waive their rights to redeem their Ordinary Shares in connection with Brilliant’s initial business combination or to receive distributions with respect to any Ordinary Shares upon the liquidation of the Trust Account if Brilliant is unable to consummate a business combination. Accordingly, if Brilliant does not consummate an initial business combination, and is forced to liquidate, the Sponsor and the directors will lose their entire investment;

●	Unless the Extension Amendment Proposal is approved and the Extension is implemented, if an initial business combination is not completed by July 23, 2022, the 261,000 Private Units purchased by the Sponsor for a total purchase price of $2,610,000, will be worthless. The Private Units were purchased at a price of $10.00 per Unit, the same price paid by public shareholders in the IPO of $10.00 per Unit. The Brilliant Units had an aggregate market value of approximately $[•] based on the closing price of Brilliant Units on the Nasdaq Stock Market as of [•], 2022;

●	The Sponsor has loaned Brilliant an aggregate amount of $2,014,594 in connection with the four extensions of the time Brilliant has before it is required to liquidate. Pursuant to the related promissory notes, the Sponsor will only be repaid from the proceeds of Brilliant’s initial business combination, or if no business combination is consummated, from funds held outside the trust account. As a result, if Brilliant does not consummate an initial business combination, the Sponsor is at risk of losing the entire amount. None of the Sponsor or its affiliates, or the officers and directors of Brilliant are owed out-of-pocket expenses for which they are awaiting reimbursement;

●	If the Trust Account is liquidated, including in the event Brilliant is unable to consummate an initial business combination within the required time period, the Sponsor has agreed to indemnify Brilliant to ensure that the proceeds in the Trust Account are not reduced below $10.46 per public Ordinary Share, or such lesser amount per public Ordinary Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third-party vendors or service providers (other than our independent registered public accounting firm) for services rendered or products sold to us, but only if such target business, vendor or service provider has not executed a waiver of any and all of its rights to seek access to the Trust Account; and

●	All rights specified in the Company’s Current Articles relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

Additionally, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of our Ordinary Shares that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your of our Ordinary Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Extension Amendment Proposal, the Amended Articles Proposal and the Adjournment Proposal.

●	You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your Ordinary Shares.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to shareholders at the Special Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

ADVANTAGE PROXY

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement.  If you share an address with at least one other shareholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future shareholder meetings of the Company, please specify such request in writing and send such written request to Brilliant Acquisition Corporation, 99 Dan Ba Road, C-9, Putuo District, Shanghai, Peoples Republic of China; Attention: Secretary, or call the Company promptly at (86) 021-80125497.

If you share an address with at least one other shareholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Brilliant Acquisition Corporation, 99 Dan Ba Road, C-9, Putuo District, Shanghai, Peoples Republic of China; Attention: Secretary.

Conversion Rights

Pursuant to our Currently Articles, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Ordinary Shares as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the trust account of approximately $[__] on [__], 2022, the estimated per share conversion price would have been approximately $10.46.

In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on [__], 2022 (two business days before the Special Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor

New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

●	deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Shareholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, shareholders should verify the market price of our Ordinary Shares, as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your of our Ordinary Shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our Ordinary Shares when you wish to sell your shares.

If you exercise your conversion rights, your of our Ordinary Shares will cease to be outstanding immediately prior to the Special Meeting (assuming the Extension Amendment is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Amendment is not approved and we do not consummate an initial business combination by July 23, 2022, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase Ordinary Shares will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SHAREHOLDER PROPOSALS

No date for the Company’s annual meeting of shareholders (the “Annual Meeting”) has been set. Upon the written request of the shareholders of the Company entitled to exercise thirty per cent (30%) or more of the voting rights in respect of the matter for which the meeting is requested the directors of the Company shall convene a meeting of shareholders. Such requisition must be submitted in writing and received by our Secretary at our principal executive offices located at 99 Dan Ba Road, C-9, Putuo District, Shanghai, Peoples Republic of China.

A copy of the full text of the article provisions discussed above may be obtained by writing to our Secretary at our principal executive offices at the address above. All notices of proposals by shareholders, whether or not to be considered for inclusion in our proxy materials, should be sent to our Secretary at our principal executive offices.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date.

	Amount and Nature of Beneficial Ownership of Common Stock	Approximate Percentage of Outstanding Shares of Common Stock
Name and Address of Beneficial Owner
Dr. Peng Jiang(1)	—	—
Zan Wu(1)	10,000	*
Yebo Shen(1)	5,000	*
Brian Ferrier(1)	5,000
All directors and executive officers as a group (four individuals)	2,000	*
Five Percent Holders Brilliant:
Nisun Investment Holding Limited(1)(2)	1,247,001	22.8%
Karpus Investment Management(3)	394,114	7.2%
Mizuho Financial Group, Inc.(4)	459,116	8.4%
Hudson Bay Capital Management LP(5)	395,450	7.2%
Feis Equities LLC(6)	584,332	10.7%

*	Less than 1%.

(1)	The business address of each of the individual directors and Nisun Investment Holding Limited is 99 Dan Ba Road, C-9 Putuo District, Shanghai, Peoples Republic of China 200062.
(2)	Bodang Liu, the ultimate natural beneficial owner of Nisun Investment Holding Limited, has ultimate voting and dispositive power over the shares held by such entity and therefore may be deemed to be the ultimate beneficial owner of the securities held by such entity.

(3)

Based on a Schedule 13G filed on February 14, 2022, these shares are owned by accounts managed by Karpus Investment Management (“Karpus). Karpus is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. Karpus is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The address of the business office of the reporting person is 183 Sully’s Trail, Pittsford, New York 14534.

(4)

Based on a Schedule 13G filed on February 14, 2022, these shares are owned by Mizuho Financial Group, Inc., a company whose securities are listed on the Tokyo Stock Exchange (TSE: 8411) and the New York Stock Exchange (NYSE: MFG). The address of the business office of the reporting person is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

(5)

Based on a Schedule 13G filed on February 8, 2022, these shares are owned by Hudson Bay Capital Management LP (the “Investment Manager”) and Mr. Sander Gerber. The Investment Manager serves as the investment manager to HB Strategies LLC and Hudson Bay SPAC Master Fund LP, in whose name the securities are held. As such, the Investment Manager may be deemed to be the beneficial owner of all Ordinary Shares held by HB Strategies LLC and Hudson Bay SPAC Master Fund LP. Mr. Sander Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities. The address of the business office of each of the Reporting Persons is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830.

(6)	Based on a Schedule 13G filed on January 10, 2022, these shares are owned by Feis Equities LLC and Mr. Lawrence M. Feis. Mr. Feis has voting and dispositive power over the shares owned by Feis Equities LLC. The address of the business office of each of the Reporting Persons is 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606.

PROPOSAL 1: THE EXTENSION AMENDMENT

This is a proposal to amend (the “Extension Amendment”) Brilliant’s currently adopted amended and restated articles of association (the “Current Articles”), to extend the date by which Brilliant has to consummate a business combination (the “Extension”) from July 23, 2022 to October 23, 2022 (the “Extended Termination Date”). All shareholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Extension Amendment

The purpose of the Extension Amendment is to allow Brilliant more time to complete its initial business combination. Brilliant’s Current Articles provides that Brilliant has only until July 23, 2022 to complete a business combination.

On February 22, 2022, Brilliant entered into an agreement and plan of merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among Brilliant and Nukkleus, Inc., a Delaware corporation (“Nukkleus”), pursuant to which a merger sub and wholly-owned subsidiary of Nukkleus (“Merger Sub”), will merge with and into Brilliant with Brilliant surviving the merger as a wholly-owned subsidiary of Nukkleus. Following the Business Combination, Brilliant’s Units, Ordinary Shares, Rights, and Warrants will be delisted from Nasdaq, deregistered under the Exchange Act and will cease to be publicly traded.

The Merger Agreement contemplates that, prior to the effective time of the Merger, the Nukkleus board of directors will submit for approval by the Nukkleus shareholders an amendment to Nukkleus’s certificate of incorporation to authorize the board of directors to effect a reverse stock split of all outstanding shares of Nukkleus at a reverse stock split ratio such that 14.0 million shares of Nukkleus common stock will be outstanding immediately prior to the effective time (currently anticipated to be 1:26.227) or such other ratio as may be agreed between Nukkleus and Brilliant (the “Company Reverse Stock Split”).

Upon the terms and subject to the conditions set forth in the Merger Agreement, upon consummation of the Business Combination, the shares of Nukkleus issued and outstanding as of immediately prior to the Business Combination are being valued based on a pre-Merger consolidated equity value of the Nukkleus of $140,000,000.

In accordance with the terms and subject to the conditions of the Merger Agreement,

●	each Ordinary Share of Brilliant issued and outstanding immediately prior to the time the Merger becomes effective (the “Effective Time”) (other than Dissenting Shares (as defined in the Merger Agreement) and shares owned by Brilliant or any of its controlled entities, which will be cancelled for no consideration) will be converted into the right to receive the Applicable Per Share Merger Consideration as further detailed below;

●	each share of ordinary share of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock, par value $0.0001 per share, of the surviving corporation of the Merger; and

●	each Dissenting Share of Brilliant will be entitled to rely on such rights as are granted by the British Virgin Islands Business Companies Act, subject to certain conditions set forth in the Merger Agreement and in accordance with applicable law.

The “Applicable Per Share Merger Consideration” will be calculated as follows:

Treatment of Units. Immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof, Units consisting of one Ordinary Share, one Right entitling the holder thereof to receive one-tenth (1/10) of one Ordinary Share upon the consummation of an initial business combination, and one Warrant, entitling the holder thereof to purchase one Ordinary Share at a price of $11.50 per Ordinary Share, will automatically separate into one Ordinary Share, one Right and one Warrant.

Treatment of Ordinary Shares. At the Effective Time and following the Company Reverse Stock Split, by virtue of the Merger and without any action on the part of any holder thereof, each Ordinary Share that is issued and outstanding immediately prior to the Effective Time, will thereupon be converted into the right to receive, and the holder of such Ordinary Share will be entitled to receive, a) with respect to each Ordinary Share held by any initial shareholder of Brilliant, 1.0 share of common stock of the post-Business Combination Company; and (b) with respect to each other Ordinary Share, the sum of (x) 1.0 share of common stock of the post-Business Combination Company, and (y) such number of shares equal to the Pro Rata Share represented by such Ordinary Share of the Backstop Pool (the “SPAC Public Share Exchange Ratio”), in each case, subject to rounding.

The “Backstop Pool” will equal a number of shares equal to the lower of (1) 506,000, and (2) 20% of the aggregate number of Ordinary Shares and Rights issued and outstanding immediately prior to the Effective Time.

The “Pro Rata Share,” with respect to any Ordinary Shares or Rights, shall equal such number of Ordinary Shares and/or Rights divided by the aggregate number of Ordinary Shares and Rights issued and outstanding immediately prior to the Effective Time.

Treatment of Rights. At the Effective Time and following the Company Reverse Stock Split, by virtue of the Merger and without any action on the part of any holder thereof, each Right, that is issued and outstanding immediately prior to the Effective Time, will thereupon be converted into the right to receive, and the holder of such Right shall be entitled to receive, (a) with respect to each Right held by any initial shareholder of Brilliant, 0.1 share; and (b) with respect to each other Right, the sum of (x) 0.1 share, and (y) such number of shares equal to the Pro Rata Share represented by such Right of the Backstop Pool, in each case, subject to rounding.

Treatment of Warrants. At the Effective Time and following the Company Reverse Stock Split, by virtue of the Merger and without any action on the part of any holder thereof, each Warrant that is issued and outstanding immediately prior to the Effective Time, will convert into and become (a) with respect to each Warrant held by any initial shareholder of Brilliant, 1.0 warrant exercisable to receive one PubCo Share; and (b) with respect to each other Warrant, a number of warrants equal to the SPAC Public Share Exchange Ratio, exercisable to receive one PubCo Share per warrant, subject to rounding, and PubCo will assume each Warrant in accordance with its terms. All other rights with respect to Ordinary Shares under Warrants assumed by PubCo will thereupon be converted into rights with respect to shares. Accordingly, from and after the Effective Time: (A) each Warrant assumed by PubCo may be exercised solely for shares; (B) the number of shares subject to such number of Warrants set forth in the previous sentence assumed by PubCo is one PubCo Share; (C) the per share exercise price for shares issuable upon exercise of such number of Warrants set forth in the previous sentence assumed by PubCo will be an amount equal to the quotient of (i) $11.50, divided by (ii) the SPAC Public Share Exchange Ratio; and (D) any restriction on any Warrant assumed by PubCo will continue in full force and effect and the terms and other provisions of such Warrant will otherwise remain unchanged.

Brilliant and Nukkleus are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before July 23, 2022 to hold a special meeting to obtain shareholder approval of, and to consummate, the business combination. Accordingly, Brilliant’s Board has determined that, given Brilliant’s expenditure of time, effort and money on identifying Nukkleus as a target business and completing the Merger Agreement, it is in the best interests of its shareholders to approve the Extension Amendment in order to amend the Current Articles and, assuming that the Extension Amendment is so approved and the Current Articles are amended, Brilliant will have to consummate an initial business combination before the Extended Termination Date.

If Brilliant’s board of directors determines that Brilliant will not be able to consummate an initial business combination by the Extended Termination Date, Brilliant would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public shareholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Brilliant to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. If the Extension Amendment and the Adjournment are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the shareholders, subject to any limitations set forth in our Current Articles, as amended by the Extension Amendment. However, Brilliant will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause Brilliant to have net tangible assets of less than $5,000,001. Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $[__] of marketable securities as of [__], 2022. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if Brilliant has not completed a business combination by the Extended Termination Date. Our Sponsor, our officers and directors and our other initial shareholders, own an aggregate of [1,150,000] of our Ordinary Shares, which we refer to as the “Founder Shares”, that were issued prior to our IPO and our Sponsor owns 261,000 units, which we refer to as the “Private Placement Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [__], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [__], 2022, there was approximately $[__] in the Trust Account. If the Extension Amendment is approved and the Extension is completed, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $10.58 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.46 per share. The closing price of the Company’s Ordinary Shares on [__], 2022 was $[__]. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by July 23, 2022, as contemplated by our IPO prospectus and in accordance with our Current Articles, will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable and less interest to pay dissolution expenses up to $50,000), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and Brilliant’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of Brilliant, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of the Company’s winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial shareholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Required Vote

Subject to the foregoing, the affirmative vote of at least sixty-five per cent (65%) of the votes cast by shareholders present in person by virtual attendance or represented by proxy will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effectNotwithstanding shareholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Our board has fixed the close of business on [__], 2022 as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Ordinary Shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the proposed business combination when it is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the Extended Termination Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment Proposal.

PROPOSAL 2: THE ADOPTION OF THE AMENDED ARTICLES

This is a proposal to adopt the Amended Articles, reflecting the Extension Amendment made to the Current Articles as set out in Proposal 1. All shareholders are encouraged to read the proposed Adoption of the Amended Articles in its entirety for a more complete description of its terms. A copy of the proposed Amended Articles is attached hereto as Annex A.

Reasons for the Adoption of the Amended Articles

The purpose of the Adoption of the Amended Articles is to reflect the Extension Amendment made to the Current Articles by Proposal 1.

Required Vote

Subject to the approval of Proposal 1, the affirmative vote of at least a majority of the votes cast by shareholders present in person by virtual attendance or represented by proxy will be required to approve the Adoption of the Amended Articles proposal.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Adoption of the Amended Articles.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal in this proxy statement. If the adjournment proposal is not approved by our shareholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the special meeting vote for the adjournment proposal, the chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Adjournment by contacting us at the following address or telephone number:

Brilliant Acquisition Corporation

99 Dan Ba Road, C-9, Putuo District

Shanghai, Peoples Republic of China

Telephone: (86) 021-80125497

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

ADVANTAGE PROXY

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than [__], 2022.

Annex A

Amended Articles

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

Brilliant Acquisition Corporation

A COMPANY LIMITED BY SHARES

Amended and restated by a Resolution of Members passed on [    ], 2022 and filed on [    ], 2022

1.	REGISTERED SHARES

1.1.	Every Member is entitled to a certificate signed by a director of the Company or under the Seal specifying the number of Shares held by him and the signature of a Director.

1.2.	Any Member receiving a certificate shall indemnify and hold the Company and its Directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.

1.3.	If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

2.	SHARES

2.1.	Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting), the Act and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividend or other distribution, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Act and the Articles) vary such rights.

2.2.	The Company may issue Securities to Eligible Persons conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

2.3.	Section 46 of the Act does not apply to the Company.

2.4.	The Company may issue units of Securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other Securities in the Company, upon such terms as the Directors may from time to time determine. The Securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 90th day following the date of the prospectus relating to the IPO unless the representative of the Underwriters in the IPO determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

2.5.	No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a)	the amount to be credited for the issue of the Shares;

(b)	their determination of the reasonable present cash value of the non-money consideration for the issue; and

(c)	that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6.	The Company shall keep a Register of Members, in compliance with section 41 of the Act, containing:

(a)	the names and addresses of the persons who hold Shares;

(b)	the number of each class and series of Shares held by each Member;

(c)	the date on which the name of each Member was entered in the Register of Members; and

(d)	the date on which any Eligible Person ceased to be a Member.

2.7.	The Register of Members may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.

2.8.	A Share is deemed to be issued when the name of the Member is entered in the Register of Members.

3.	FORFEITURE

3.1.	Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares and Securities issued for a promissory note or a contract for future services are deemed to be not fully paid.

3.2.	A written notice (“Call Notice”) of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares and Securities.

3.3.	The Call Notice referred to in Regulation 3.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the Call Notice on or before which the payment required by the Call Notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the Call Notice, the Shares or Securities, or any of them, in respect of which payment is not made will be liable to be forfeited.

3.4.	Where a Call Notice has been issued pursuant to Regulation 3.2 and the requirements of the Call Notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares and Securities to which the Call Notice relates.

3.5.	The Company is under no obligation to refund any moneys to the Member whose Shares or Securities have been cancelled pursuant to Regulation 3.4 and that Member shall be discharged from any further obligation to the Company.

4.	TRANSFER OF SHARES

4.1.	Subject to the Memorandum shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration, provided that such transfer also complies with applicable rules of the SEC and federal and state securities laws of the United States. If the Shares in question were issued in conjunction with rights, options or warrants issued on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

4.2.	Shares held by the Founders shall not be transferred (except (1) to any persons (including their affiliates and shareholders) participating in the private placement of the private units, officers, directors, shareholders, employees and members of the Sponsor and its affiliates, (2) amongst initial holders or to the Company’s officers, directors and employees, (3) if a holder is an entity, as a distribution to its partners, shareholders or members upon its liquidation, (4) by bona fide gift to a member of the holder’s immediate family or to a trust, the beneficiary of which is a holder or a member of a holder’s immediate family, for estate planning purposes, (5) by virtue of the laws of descent and distribution upon death, (6) pursuant to a qualified domestic relations order, (7) by certain pledges to secure obligations incurred in connection with purchases of the Company’s securities, (8) by private sales at prices no greater than the price at which the applicable securities were originally purchased or (9) to the Company for no value for cancellation in connection with the consummation of the Company’s initial Business Combination, in each case (except for clause 9) where the transferee agrees to the terms of the insider letter and by the same agreements entered into by the Sponsor with respect to such securities (including provisions relating to voting, the trust account and liquidation distributions described in the prospectus issued by the Company in respect of the IPO))) until the earlier of (i) one year after the date of the consummation of the initial Business Combination; or (ii) the date on which the closing price of the Ordinary Shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period following the six month anniversary of the consummation of our initial Business Combination, or earlier, in either case, if, subsequent to the initial Business Combination, the Company consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of the Members having the right to exchange their Ordinary Shares for cash, securities or other property.

4.3.	In addition to the above, the instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the officers of the Company and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time.

4.4.	The transfer of a Share is effective when the name of the transferee is entered on the share register. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

4.5.	If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a)	to accept such evidence of the transfer of Shares as they consider appropriate; and

(b)	that the transferee’s name should be entered in the Register of Members notwithstanding the absence of the instrument of transfer.

4.6.	Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.

5.	DISTRIBUTIONS

5.1.	The Company may by Resolution of Directors, authorize a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.2.	Dividends may be paid in money, shares, or other property.

5.3.	The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.4.	Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 20 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.

5.5.	No dividend shall bear interest as against the Company.

6.	REDEMPTION OF SHARES AND TREASURY SHARES

6.1.	Subject to these Articles, the Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

6.2.	The purchase redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)	The Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company; or

(b)	The Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 176of the Act.

6.3.	Sections 60, 61 and 62 of the Act shall not apply to the Company.

6.4.	Shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

6.5.	All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

6.6.	Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.

6.7.	Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

7.	MEETINGS AND CONSENTS OF MEMBERS

7.1.	Any director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the director considers necessary or desirable.

7.2.	Upon the written request of the Members entitled to exercise thirty per cent (30%) or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.

7.3.	The Director convening a meeting shall give at least ten (10) days’ written notice of a meeting of Members to:

(a)	those Members whose names on the date the notice is given appear as Members in the Register of Members and are entitled to vote at the meeting; and

(b)	the other Directors.

7.4.	The director convening a meeting of Members may fix as the record date for determining those Members that are entitled to vote at the meeting the date notice is given of the meeting, or such other date as may be specified in the notice, being a date not earlier than the date of the notice.

7.5.	A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

7.6.	The inadvertent failure of a director who convenes a meeting to give notice of a meeting to a Member or another director, or the fact that a Member or another director has not received notice, does not invalidate the meeting.

7.7.	A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

7.8.	The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

7.9.	The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

To: [●]

I/We, being a Member of the above Company HEREBY APPOINT ...................... of ..............................or

failing him ................ of ................................. to be my/our proxy to vote for me/us at the meeting of Members to be held on the ............... day of ....., 20.... and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)
Signed this ...... day of ............., 20....

.............................................

Member

7.10.	The following applies where Shares are jointly owned:

(a)	if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)	if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)	if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the Register of Members in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.

7.11.	A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other.

7.12.	A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy Members representing not less than thirty per cent (30%) of the votes of the Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

7.13.	If within two hours from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved; in any other case it shall stand adjourned to the next business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares or each class or series of Shares entitled to vote on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall be dissolved.

7.14.	At every meeting of Members, the chairman of the Board shall preside as chairman of the meeting. If there is no chairman of the Board or if the chairman of the Board is not present at the meeting, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.

7.15.	The chairman may, with the consent of the meeting, adjourn any meeting from time to time, and from place to place.

7.16.	At any meeting of the Members the chairman is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

7.17.	Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

7.18.	Any Member, other than an individual, may by resolution of its directors or other governing body, authorize such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorized shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

7.19.	The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.

7.20.	Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

7.21.	An action that may be taken by the Members at a meeting may also be taken by a Resolution of Members consented to in writing, without the need for any prior notice. If any Resolution of Members is adopted otherwise than by the unanimous written consent of all Members, a copy of such resolution shall forthwith be sent to all Members not consenting to, or not having signed, such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Eligible Persons holding a sufficient number of votes of Shares to constitute a Resolution of Members have consented to the resolution by signed counterparts.

8.	UNTRACEABLE MEMBERS

8.1.	Where any Member is untraceable, the Company may sell any of their Shares provided that:

(a)	no less than 3 checks for any sums payable in cash to such Member have remained uncashed for a period of 12 years from the date of issue of the check;

(b)	the Company not having during that time or before the expiry of the three-month period referred to in (c) below received any indication of the existence of the Member or person entitled to such shares by death, bankruptcy or operation of law; and

(c)	upon expiration of the 12-year period, an advertisement has been published in newspapers, giving notice of the Company’s intention to sell those Shares, and a period of three months or such shorter period has elapsed since the date of such advertisement.

then, the net proceeds of any such sale shall be held in the Company, and the net proceeds shall be accounted as a debt due to that untraceable Member for an amount equal to such net proceeds.

9.	DIRECTORS

9.1.	The Director or Directors shall be elected by Resolution of Members or by Resolution of Directors for such term as the Members or Directors shall determine.

9.2.	No person shall be appointed as a director of the Company unless he has consented in writing to act as a director.

9.3.	Subject to Regulation 9.1, the minimum number of Directors shall be one (1) and there shall be no maximum number of Directors.

9.4.	Each Director holds office for the term, if any, fixed by the Resolution of Members or Resolution of Directors appointing him, or until his earlier death, resignation or removal. If no term is fixed on the appointment of a Director, the Director shall serve indefinitely until his earlier death, resignation or removal.

9.5.	A director may be removed from office with or without cause by:

(a)	a Resolution of Members called for the purposes of removing the director or for purposes including the removal of the director or by a written resolution passed by a least seventy five per cent of the Members of the Company entitled to vote, provided that no director appointed from the closing of the IPO until consummation of the initial Business Combination may be removed by a Resolution of Members; or

(b)	a Resolution of Directors.

9.6.	A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a director under the Act.

9.7.	The Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the Director being replaced ceased to hold office.

9.8.	A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.

9.9.	The Company shall keep a register of directors complying with the Act containing:

(a)	the names and addresses of the persons who are Directors;

(b)	the date on which each person whose name is entered in the register of Directors was appointed as a Director of the Company;

(c)	the date on which each person named as a Director ceased to be a Director of the Company; and

(d)	such other information as may be prescribed by the Act.

9.10.	The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

9.11.	A Director is not required to hold a Share as a qualification to office.

10.	REMUNERATION OF DIRECTORS

10.1.	The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no remuneration shall be paid to any Director prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

10.2.	The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company (collectively an “Advisor”), or otherwise serves in his capacity as an Advisor shall be separately remunerated for services provided as an Advisor in addition to his remuneration as a Director.

11.	POWERS OF DIRECTORS

11.1.	The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors. The Directors have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.

11.2.	If the Company is the wholly owned subsidiary of a holding company, a director of the Company may, when exercising powers or performing duties as a director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

11.3.	If the Company is a subsidiary, but not a wholly owned subsidiary, of a holding company, and the Members other than the holding company agree in advance, a director of the Company may, when exercising powers or performing duties as a director in connection with the carrying out of the joint venture, act in a manner which he believes is in the best interests of a Member or some Members even though it may not be in the best interests of the Company.

11.4.	If the Company is carrying out a joint venture between Members, a director of the Company may, when exercising powers or performing duties as a director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

11.5.	Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

11.6.	The Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party.

11.7.	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

11.8.	Section 175 of the Act shall not apply to the Company.

12.	PROCEEDINGS OF DIRECTORS

12.1.	Any one director of the Company may call a meeting of the Directors by sending a written notice to all other Directors.

12.2.	The Directors or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides.

12.3.	A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

12.4.	A Director shall be given not less than three days’ notice of meetings of Directors, but a meeting of Directors held without three days’ notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

12.5.	A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.

12.6.	If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

12.7.	At meetings of Directors at which the chairman of the Board is present, he shall preside as chairman of the meeting. If there is no chairman of the Board or if the chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the longest standing Director present shall take the chair.

12.8.	An action that may be taken by the Directors or a committee of directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last director has consented to the resolution by signed counterparts.

13.	COMMITTEES

13.1.	The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

13.2.	The Directors have no power to delegate to a committee of directors any of the following powers:

(a)	to amend the Memorandum or the Articles:

(b)	to designate committees of directors;

(c)	to delegate powers to a committee of Directors;

(d)	to appoint Directors;

(e)	to appoint an agent;

(f)	to approve a plan of merger, consolidation or arrangement; or

(g)	to make a declaration of solvency or to approve a liquidation plan.

13.3.	Regulations 13.2(b) and 13.2(c) do not prevent a committee of Directors, where authorized by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

13.4.	The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

14.	OFFICERS AND AGENTS

14.1.	The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a chairman of the Board of Directors, a Chief Executive Officer, one or more vice- presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

14.2.	The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the chairman of the Board to preside at meetings of Directors and Members, the Chief Executive Officer to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer, the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

14.3.	The emoluments of all officers shall be fixed by Resolution of Directors.

14.4.	The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

14.5.	The Resolution of Directors appointing an agent may authorize the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

15.	FINANCIAL YEAR

15.1.	Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

16.	TRANSFER BY WAY OF CONTINUATION

16.1.	The Company may by Resolution of the Directors have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the British Virgin Islands and to be deregistered in the British Virgin Islands.

17.	MERGERS AND CONSOLIDATIONS

17.1.	The Company shall have the power to merge or consolidate with one or more other constituent companies upon such terms as the Directors may determine by a Resolution of the Directors subject as may be permitted by the Act.

18.	BUSINESS COMBINATION

18.1.	Notwithstanding any other Regulations of the Articles, this Regulation 18 shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of any Business Combination and the distribution of the Trust Fund pursuant to Regulation 18.6. In the event of a conflict between this Regulation 18 and any other Regulation, the provisions of this Regulation 18 shall prevail, and this Regulation may not be amended prior to the consummation of a Business Combination without the approval of a Resolution of Members.

18.2.	Prior to the consummation of any Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)	provide Members with the opportunity to have their Shares repurchased by means of a tender offer for an amount equal to their pro rata share of the Trust Fund, provided that the Company shall not repurchase Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001.

18.3.	The Company shall initiate any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act, and shall file tender offer documents with the SEC prior to completing a Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act, to repurchase Public Shares.

18.4.	At a general meeting called for the purposes of approving a Business Combination pursuant to this Regulation, in the event that a majority of the Shares voted are voted for the approval of the Business Combination, the Company shall be authorised to consummate the Business Combination, provided that the Company shall not consummate any Business Combination unless the Company has net tangible assets of at least US$5,000,001 upon such consummation or any greater net tangible asset or cash requirement that may be contained in the agreement relating to the Business Combination.

18.5.	Any Member holding Shares issued to persons who are not a Founder, officer of the Company or Director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the “IPO Redemption”), provided that the Member follows the applicable procedures for redemption specified in the applicable disclosure documents. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per Share redemption price equal to their pro rata share of the Trust Fund (such redemption price being referred to herein as the “Redemption Price”). The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.

18.6.	If the Company does not complete its initial Business Combination on or before October 23, 2022 (the “Deadline”), the Company shall, as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding Public Shares for a pro rata portion of the funds held in the Trust Fund, including a pro rata portion of any interest earned, but excluding all expenses paid and reserves for expenses and taxes payable.

18.7.	A holder of Public Shares shall be entitled to receive distributions from the Trust Fund only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to Regulation 18.2(b), or a distribution of the Trust Fund pursuant to Regulation 18.6. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Fund.

18.8.	After the issue of Public Shares, and prior to the consummation of a Business Combination, the Directors shall not issue additional Shares or any other Securities that participate in any manner in the Trust Fund or that vote as a class with Public Shares on any Business Combination.

18.9.	The uninterested independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)	any Director or executive officer of the Company and any affiliate or relative of such Director or executive officer.

18.10.	A Director may vote in respect of any Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

18.11.	The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

18.12.	The Company may enter into a Business Combination with a target business that is affiliated with the Sponsor, the Directors or executive officers of the Company and in such event the Company will obtain an opinion from an independent investment banking or accounting firm that the Business Combination is fair to the Shareholders from a financial point of view.

18.13.	The Company will not enter into a Business Combination with a target business that is a blank check company or a similar company with nominal operations.

19.	CONFLICT OF INTERESTS

19.1.	A director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors.

19.2.	For the purposes of Regulation 19.1, a disclosure to all other Directors to the effect that a Director is a member, director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

19.3.	Subject to any rules or regulations of the Designated Exchange or any laws or regulations governing companies listed on the Designated Exchange, a Director who is interested in a transaction entered into or to be entered into by the Company may:

(a)	vote on a matter relating to the transaction;

(b)	attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

(c)	sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction, and, subject to compliance with the Act shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

20.	INDEMNIFICATION

20.1.	Subject to the limitations hereinafter provided the Company shall indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who:

(a)	is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director of the Company; or

(b)	is or was, at the request of the Company, serving as a director of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise.

20.2.	The indemnity in Regulation 20.1 only applies if the person acted honestly and in good faith with a view to what that person believed were the best interests of the Company and, in the case of criminal proceedings, the person had no reasonable cause to believe that their conduct was unlawful.

20.3.	The decision of the Directors as to whether the person acted honestly and in good faith and with a view to the best interests of the Company and as to whether the person had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

20.4.	The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the person did not act honestly and in good faith and with a view to the best interests of the Company or that the person had reasonable cause to believe that his conduct was unlawful.

20.5.	The Company may purchase and maintain insurance in relation to any person who is or was a director, officer or liquidator of the Company, or who at the request of the Company is or was serving as a director, officer or liquidator of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity, whether or not the Company has or would have had the power to indemnify the person against the liability as provided in the Articles.

21.	RECORDS

21.1.	The Company shall keep the following documents at the office of its registered agent:

(a)	the Memorandum and the Articles;

(b)	the Register of Members, or a copy of the Register of Members;

(c)	the register of Directors, or a copy of the register of Directors; and

(d)	copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

21.2.	If the Company maintains only a single copy of the Register of Members or a copy of the register of Directors at the office of its registered agent, it shall:

(a)	within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b)	provide the registered agent with a written record of the physical address of the place or places at which the original Register of Members or the original register of Directors is kept.

21.3.	The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)	minutes of meetings and Resolutions of Members and classes of Members;

(b)	minutes of meetings and Resolutions of Directors and committees of Directors; and

(c)	an impression of the Seal, if any.

21.4.	Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

21.5.	The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records.

22.	REGISTERS OF CHARGES

22.1.	The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)	the date of creation of the charge;

(b)	a short description of the liability secured by the charge;

(c)	a short description of the property charged;

(d)	the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e)	unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)	details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

23.	SEAL

23.1.	The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one director or other person so authorized from time to time by Resolution of Directors. Such authorization may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any director or authorized person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

24.	ACCOUNTS AND AUDIT

24.1.	The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

24.2.	The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

24.3.	The Company may by Resolution of Members call for the accounts to be examined by auditors.

24.4.	The first auditors shall be appointed by Resolution of Directors; subsequent auditors shall be appointed by a Resolution of Members or a Resolution of Directors.

24.5.	The Directors may establish and maintain an audit committee (the “Audit Committee”) as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. Once formed, the Audit Committee shall meet at least once every financial quarter, or more frequently as the circumstances dictate.

24.6.	The auditors may be Members, but no director or other officer shall be eligible to be an auditor of the Company during their continuance in office.

24.7.	The remuneration of the auditors of the Company:

(a)	in the case of auditors appointed by the Directors, may be fixed by Resolution of Directors; and

(b)	subject to the foregoing, shall be fixed by Resolution of Members or in such manner as the Company may by Resolution of Members determine.

24.8.	The auditors shall examine each profit and loss account and balance sheet required to be laid before a meeting of the Members or otherwise given to Members and shall state in a written report whether or not:

(a)	in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit and loss for the period covered by the accounts, and of the assets and liabilities of the Company at the end of that period; and

(b)	all the information and explanations required by the auditors have been obtained.

24.9.	The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.

24.10.	Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

24.11.	The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company’s profit and loss account and balance sheet are to be presented.

25.	TAX FILINGS

25.1.	Each Tax Filing Authorized Person and any such other person, acting alone, as any Director shall designate from time to time, are authorized to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or officer of the Company. The Company further ratifies and approves any such filing made by any Tax Filing Authorized Person or such other person prior to the date of the Articles.

26.	NOTICES

26.1.	Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of electronic communication, addressed to each Member at the address shown in the share register.

26.2.	Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

26.3.	Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

27.	VOLUNTARY WINDING UP

27.1.	The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

27.2.	If the Company does not commence its Business Combination on or before the Deadline, such event shall terminate the existence of the Company and the Company shall appoint a voluntary liquidator to commence the liquidation of the Company.

We, CONYERS TRUST COMPANY (BVI) LIMITED, registered agent of the Company, of Commerce House, Wickhams Cay 1, PO Box 3140, Road Town, Tortola, British Virgin Islands VG1110 for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands hereby sign these Articles of Association on the [__].

Incorporator

CONYERS TRUST COMPANY (BVI) LIMITED

Per: Andrew Swapp
For and on behalf of
Conyers Trust Company (BVI) Limited

PROXY CARD

BRILLIANT ACQUISITION CORPORATION

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [__], 2022: The Proxy Statement is available at:

ADVANTAGE PROXY

P.O. Box 13581 Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

The undersigned hereby appoints Peng Jiang as proxy of the undersigned to attend the Special Meeting of Shareholders (the “Special Meeting”) of Brilliant Acquisition Corporation (the “Company”), to be held via teleconference as described in the Proxy Statement on [__], 2022 at [__] a.m. Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated [__], 2022 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.

PROPOSAL 1. THE EXTENSION AMENDMENT PROPOSAL - APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF ASSOCIATION (THE “CURRENT ARTICLES”) TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) until October 23, 2022 by deleting article 18.6 of the Current Articles in its entirety, and replacing it with new article 18.6 as follows:

“18.6 “If the Company does not complete its initial Business Combination on or before October 23, 2022 (the “Deadline”), the Company shall, as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding Public Shares for a pro rata portion of the funds held in the Trust Fund, including a pro rata portion of any interest earned, but excluding all expenses paid and reserves for expenses and taxes payable.”

For ☐	Against ☐	Abstain ☐

2.	PROPOSAL 2. THE AMENDED ARTICLES PROPOSAL - APPROVAL OF THE AMENDED ARTICLES, REFLECTING THE AMENDMENTS MADE TO THE CURRENT ARTICLES AS SET OUT IN PROPOSAL 1.

For ☐	Against ☐	Abstain ☐

3.	PROPOSAL 3. THE ADJOURNMENT PROPOSAL - APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1 OR PROPOSAL 2.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.